UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February, 6, 2006

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                        000-50005                 04-3703334
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

         33 Wood Avenue South, 7F
            Iselin, New Jersey                                      07310
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   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (732) 632-9896
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      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      On February 6, 2006, the Board of Directors of Techedge Inc. (the "Company") unanimously voted to engage Patrizio & Zhao, LLC ("PZ"), as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ended December 31, 2005.

      The Company did not consult with PZ during the two most recent fiscal years and through February 06, 2006 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-B.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TECHEDGE, INC.


                        By /s/ Ya Li
                           ------------------------------
                           Name:  Ya Li
                           Title: Chief Financial Officer


Dated:  February 8, 2006


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